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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): February 17, 2005
                                                         -----------------


                                CBRL GROUP, INC.


         Tennessee                     0-25225                    62-1749513
         ---------                     -------                    ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

     On February 17, 2005, CBRL Group, Inc. (the "Company") issued the press release that is furnished as Exhibit 99 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to second quarter results, current sales trends and earnings guidance for the third fiscal quarter of 2005, other information and the conference call to be held to discuss this information, as well as the matters discussed under
Item 4.02 below, which include adjustments to prior period financial results.


Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     Following a review of its accounting policy, the Company has changed its accounting for certain operating leases consistent with changes recently applied by numerous other public companies. As part of this change, the Company has restated historical results, also consistent with policies applied by others.

     The Company has discussed the facts underlying the restatement and has provided an analysis of the restatement in the press release attached as Exhibit 99 (the "Press Release") in the section entitled "Restatement Related to Changes for Lease Accounting" (the "Restatement Section"), and by this reference the Restatement Section is incorporated herein as if copied verbatim and shall be the only portion of the Press Release deemed filed. The restatement has no net impact on cash flows, and the income statement and balance sheet effects are summarized in a table in the Press Release.

     On February 15, 2005, the Audit Committee of the Company's Board of Directors concluded that certain of the Company's previously filed financial statements should be restated for fiscal years 2000 through 2004 and for the first quarter of fiscal year 2005. On that same day, the Company communicated its conclusions to Deloitte & Touche LLP, the Company's independent registered public accounting firm, who concurred with the Company's conclusion to restate and advised the Company that their associated reports on such financial statements should no longer be relied upon. The Company will file an amended Form 10-K/A for fiscal 2004 (which will also include the restated financial information for fiscal years 2000 through 2003) and an amended Form 10-Q/A for its first fiscal quarter of 2005 as soon as practical. Additionally, the Company will restate its second and third quarter of fiscal 2004 prospectively. The current filings should not be relied upon.



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Item 7.01.  Regulation FD Disclosure.

     The information set forth in Item 2.02 above is incorporated by reference as if fully set forth herein.


Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements. None

(b) Pro Forma Financial Information. None

(c) Exhibits.

    99      Press Release issued by CBRL Group, Inc. dated February 17, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 17, 2005                  CBRL GROUP, INC.


                                           By: /s/ James F. Blackstock
                                              ----------------------------------
                                           Name:  James F. Blackstock
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary